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                                                                   EXHIBIT 25(a)

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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ---------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

              Check if an Application to Determine Eligibility of
                 a Trustee Pursuant to Section 305(b)(2):  [_]

                                ---------------

                             SIGNET TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                                   VIRGINIA
                (Jurisdiction of incorporation or organization
                         if not a U.S. national bank)

                                  54-0974225
                     (I.R.S. employer identification no.)

                 7 NORTH 8TH STREET, RICHMOND, VIRGINIA 23219
         (Address of trustee's principal executive offices)(Zip code))

                             SIGNET TRUST COMPANY
                              7 NORTH 8TH STREET
                           RICHMOND, VIRGINIA 23219
           (Name, address and telephone number of agent for service)

                                ---------------

                        FEDERAL REALTY INVESTMENT TRUST
              (Exact name of obligor as specified in its charter)


     DISTRICT OF COLUMBIA                               52-0782497
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

     4800 HAMPDEN LANE
     BETHESDA, MARYLAND                                    20814
(Address of principal executive offices)                (Zip code)

                            SENIOR DEBT SECURITIES
                      (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

               Commissioner of Financial Institutions, State Corporation Commission of Virginia, 1300 East Main Street, Richmond, Virginia 23219.

               Board of Governors of the Federal Reserve System, Twentieth Street and Constitution Avenue, N.W., Washington, D.C. 20551.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, AND 15 HAVE BEEN OMITTED
PURSUANT TO GENERAL INSTRUCTION B.

ITEM 16.  LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

     1. A copy of the articles of association of the trustee as now in effect.*

     2. A copy of the certificate of authority of the trustee to commence business.*

     3. A copy of the authorization of the trustee to exercise corporate trust powers.*

     4.   A copy of the existing bylaws of the trustee.*

     5.   Not applicable.

     6. Consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.
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          7.   A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     * Incorporated by reference to the Form T-1 filed in connection with Registration Statement No. 33-76322.




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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Signet Trust Company, a banking association incorporated and existing under the laws of the Commonwealth of Virginia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized all in the City of Baltimore, and State of Maryland on the 24 day of October, 1995.

                                            SIGNET TRUST COMPANY


                                            By: /s/ Diane TenHoopen
                                               ---------------------------
                                                Name:  Diane TenHoppen
                                                Title:  Vice-President


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                                   EXHIBIT 6
                              CONSENT OF TRUSTEE


Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the Senior Debt Securities of Federal Realty Investment Trust, we hereby consent that reports of examinations of federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       SIGNET TRUST COMPANY


                                       By: /s/ Diane TenHoopen
                                           --------------------------
                                           Name:  Diane TenHoopen
                                           Title:  Vice President

Date:  October 24, 1995